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                                                                   EXHIBIT 10(v)


                    SECOND AMENDMENT TO AMENDED AND RESTATED
                        SENIOR REVOLVING CREDIT AGREEMENT


         This SECOND AMENDMENT TO AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT (the "Amendment") is made as of this 30th day of November, 2000, by and among ENESCO GROUP, INC., a Massachusetts corporation (the "Borrower"), the Borrowing Subsidiaries who may from time to time become a party to the Amended and Restated Senior Revolving Credit Agreement, and FLEET NATIONAL BANK, a national banking association (the "Bank").

                                    RECITALS

         The Borrower and the Bank are parties to a certain Amended and Restated Senior Revolving Credit Agreement dated as of August 23, 2000, as amended by a First Amendment to Amended and Restated Senior Revolving Credit Agreement dated November 27, 2000 (the "Credit Agreement") pursuant to which the Bank has extended certain financial accommodations to the Borrower including those evidenced by a Borrower Note in the face amount of $50,000,000 dated August 3, 2000. The Borrower has requested and the Bank has agreed to modify the financial covenant which appears in Section 6.12.4 of the Credit Agreement, as more fully described and set forth hereinbelow. Capitalized terms not otherwise defined in this Amendment shall have their meanings as defined in the Credit Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Bank agree that the Credit Agreement is amended as follows:

     1. Section 6.12.4 is deleted in its entirety and replaced with the following:

                    "6.12.4 Minimum 12 month EBITDA. The Borrower shall have an EBITDA of not less than $29,000,000 for the fiscal year ending December 31, 2000. Minimum EBITDA for fiscal periods ending thereafter shall be established by the Bank within 60 days of fiscal year end 2000 based upon the Borrower's projections for fiscal year 2001."

     2. Except as amended, modified or supplemented by this Amendment, all of the terms, conditions, covenants, provisions, representations, warranties and conditions of the Credit Agreement shall remain in full force and effect and are hereby acknowledged, ratified, confirmed and continued as if fully restated hereby.
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     3.   The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof or contained in the Credit Agreement.

     4. It is the intention of the parties hereto that this Amendment shall not constitute a novation and shall in no way adversely affect or impair performance of the obligations of the Borrower under the Credit Agreement.

     5. The Borrower hereby confirms and ratifies the obligations established under the Credit Agreement, as amended hereby.

     6. This Amendment is to be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.


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         IN WITNESS WHEREOF, the foregoing has been executed as an instrument under seal as of the date first above written.


WITNESS:                                    ENESCO GROUP, INC.


                                            By: /s/ Jeffrey W. Lemajeur
                                               ---------------------------------
                                               Print Name: Jeffrey W. Lemajeur
                                               Title:      Treasurer



                                            By:  /s/ Allan Keirstead
                                               ---------------------------------
                                               Print Name: Allan G. Keirstead
                                               Title:      CFO


                                            FLEET NATIONAL BANK

                                            By:  /s/ Sheryl L. McQuade
                                               ---------------------------------
                                                  Its Vice President


Acknowledged and agreed to, and confirming Guaranty dated August 3, 2000:

                                            ENESCO INTERNATIONAL LTD.


                                            By: /s/ Jeffrey W. Lemajeur
                                               ---------------------------------
                                               Print Name:  Jeffrey W . Lemajeur
                                               Title:       Treasurer


                                            By: /s/ Allan Keirstead
                                               ---------------------------------
                                               Print Name:  Allan G. Keirstead
                                               Title:       President